SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                     INFORMATION REQUIRED IN PROXY STATEMENT

                     SCHEDULE 14A INFORMATION (Rule 14a-101)




                Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box:
[ ] Preliminary Proxy Statement            [ ] Confidential, for Use of the
[X] Definitive Proxy Statement             Commission Only (as Permitted by Rule
[ ] Definitive Additional Materials    14a-6(e) (2))
[ ] Soliciting Material Pursuant to
Rule 14a-11(c) or Rule 14a-12

                            BOVIE MEDICAL CORPORATION

              (Name of the Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other then the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

1. Title of each class of securities to which transaction applies: _____

2. Aggregate number of securities to which transaction applies: _________

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Exchange  Act Rule  0-11  (Set  forth the  amount  on which  the  filing  fee is calculated and state how it was determined): ____________

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5. Total fee paid: _______________________________
[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4. Date Filed:








                            Bovie Medical Corporation
                         734 Walt Whitman Road Suite 207
                               Melville, NY 11747

July 11, 2004


Dear Stockholder:

On behalf of your Board of Directors and Management, you are cordially invited to attend the Annual Meeting of Common Stockholders to be held on August 18 , 2004 at 4:30P.M., at the Holiday Inn located at 215 Sunnyside Blvd., (Exit46 Long Island Expressway or Exit 38 Northern State Parkway) Plainview, Long Island, NY 11803, Telephone No. (516)349-1240.

The enclosed Notice and Proxy Statement contain details concerning the business to come before the meeting. You will note that the Board of Directors of the Company recommends a vote "FOR" the election of the nominated Directors to serve until the next Annual Meeting of Stockholders, "FOR" Ratification of the selection of Bloom & Company, as the Company's independent accountants.

Whether or not you attend the Annual Meeting, please vote as soon as possible by returning the enclosed proxy. Your vote is important, and voting by written proxy will ensure your representation at the Annual Meeting. You may revoke your proxy in accordance with the procedures described in the Proxy Statement at any time prior to the time it is voted.

Thank you for your support of Bovie.

Sincerely,
Bovie Medical Corporation


/s/ Andrew Makrides
PRESIDENT AND CHIEF EXECUTIVE OFFICER






This proxy statement and the accompanying proxy are being mailed to Bovie Medical Corporation common stockholders beginning about July 11, 2004.



                            Bovie Medical Corporation
                         734 Walt Whitman Road Suite 207
                               Melville, NY 11747


July 11, 2004


NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


Dear Stockholder: Bovie Annual Meeting of Stockholders' will be held on August 18, 2004 at 4:30P.M at the Holiday Inn located at 215 Sunnyside Blvd., (Exit46 Long Island Expressway or Exit 38 Northern State Parkway) Plainview, Long Island, NY 11803 Telephone No. (516)349-1240.

At the meeting, stockholders will be asked to:

1. Elect Bovie's entire Board of Directors, and

2. Ratify the selection of Bovie's independent auditors for 2004,

3. Such other business properly brought before the meeting.

The close of business on June 28, 2004 is the record date for determining stockholders entitled to vote at the Annual Meeting. Consequently, only stockholders whose names appear on our books as owning our Common Stock at the close of business on June 28, 2004 will be entitled to notice of and to vote at the Annual Meeting and adjournment or postponement thereof.


PLEASE SIGN, DATE AND PROMPTLY RETURN THE PROXY IN THE ENCLOSED ENVELOPE, SO THAT YOUR SHARES WILL BE REPRESENTED WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING.

In order to facilitate planning for the Annual Meeting, please indicate on the enclosed proxy whether or not you plan to attend the meeting.

By order of the board of directors



/s/ Andrew Makrides
CHIEF EXECUTIVE OFFICER

July 11, 2004



                                        CONTENTS

ABOUT THE ANNUAL MEETING                               1


ANNUAL REPORT                                          2


STOCK OWNERSHIP                                        3

MANAGEMENT                                             3

MEETINGS OF THE BOARD OF DIRECTORS                     4

DIRECTORS' COMPENSATION                                4

Executive Compensation                                 4

SECURITY OWNERSHIP OF BENEFICIAL OWNERS                6

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS         7

PRINCIPAL ACCOUNTANT FEES                              7
AND SERVICES

AUDIT COMMITTEE                                        8

PROPOSAL ONE: ELECTION OF DIRECTORS                    10

PROPOSAL TWO: RATIFACTION
OF SELECTION OF AUDITORS                               11

APPENDIX I - AUDIT                                      i
COMMITTEE CHARTER





                            ABOUT THE ANNUAL MEETING

WHO IS SOLICITATING YOUR VOTE?

The Board of Directors of Bovie Medical Corporation ("Bovie") is soliciting your vote at the Annual Meeting of Bovie's common stockholders being held on August 18, 2004.

WHAT WILL YOU BE VOTING ON?

1. Election of Bovie's Board of Directors (see page 10). 2. Ratification of BLOOM & COMPANY, as Bovie's auditors for 2004 (see page 11).

HOW MANY VOTES DO YOU HAVE?

You will have one vote for every share of the Company's common stock you owned of record on June 28, 2004 (the record date).

HOW MANY VOTES CAN BE CAST BY ALL COMMON STOCKHOLDERS?

One vote for each of the Company's outstanding shares of common stock which were outstanding on the record date. The common stock will vote as a single class on all matters scheduled to be voted on at the Annual Meeting. There is no cumulative voting.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

A majority of the votes that can be cast, or a minimum of 6,966,701 votes must be present in person or by proxy in order to hold the meeting.

HOW DO YOU VOTE?

o You can vote either in person at the Annual Meeting or by proxy without attending the Annual Meeting. We urge you to vote by proxy even if you plan to attend the Annual Meeting; so that we will know as soon as possible that enough votes will be present for us to hold the meeting.

o To vote by proxy, you must fill out the enclosed proxy, date and sign it, and return it in the enclosed postage-paid envelope.

o If you want to vote in person at the Annual Meeting, and you hold your Bovie stock through a securities broker (that is, in street name), you must obtain a proxy from your broker and bring that proxy to the meeting.

CAN YOU CHANGE YOUR VOTE?

Yes. Just send in a new proxy with a later date, or send a written notice of revocation to Bovie's Secretary at the address on the cover of this proxy statement. If you attend the Annual Meeting and want to vote in person, you can request that your previously submitted proxy not be used.

WHAT IF YOU DO NOT VOTE FOR SOME OF THE  MATTERS  LISTED ON YOUR  PROXY?

If you return a signed proxy without indicating your vote, your shares will be voted "FOR" each of the director nominees listed on the proxy, "FOR" Bloom & Company as auditor.

WHAT IF YOU VOTE "ABSTAIN"?

A vote to "abstain" on any matter your shares will not be voted for such matter and will have the effect of a vote against the proposal.



CAN YOUR SHARES BE VOTED IF YOU DO NOT RETURN YOUR PROXY AND DO NOT ATTEND THE ANNUAL MEETING?

o That depends upon whether the shares are registered in your name or your broker's name ("street name"). If you do not vote your shares held in street name, your broker can vote your shares on any of the matters scheduled to come before the meeting.

o If you do not vote your shares held in your broker's name, or "street name", and your broker does not vote them, the votes will be broker non votes, which will have no effect on the vote for any matter scheduled to be considered at the Annual Meeting.

o If you do not attend and vote your shares which are registered in your name or otherwise vote by proxy, your shares will not --- be voted.

COULD OTHER MATTERS BE DECIDED AT THE ANNUAL MEETING?

We do not know of any other matters that will be considered at the Annual Meeting. If a stockholder proposal that was excluded from this proxy statement is otherwise properly brought before the meeting, we will vote the proxies against that proposal. If any other matters arise at the Annual Meeting, the proxies will be voted at the discretion of the proxy holders.

WHAT HAPPENS IF THE MEETING IS POSTPONED OR ADJOURNED?

Your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is actually voted.


ANNUAL REPORT

The Company has included herewith a copy of its Annual Report for the fiscal year ended December 31, 2003 ("2003 Annual Report"). Additional copies of the 2003 Annual Report may be obtained by Shareholders without charge by writing to Andrew Makrides, President, at the Company's New York offices at 734 Walt Whitman Road Melville, NY 11747. Any written request shall set forth a good faith representation that the person making the request is a beneficial owner of the securities of Bovie and entitled to vote as of June 28, 2004, the record date.

Confidentiality

It is the Company's policy that all proxies, ballots and voting materials that identify the particular vote of a stockholder are kept confidential, except in the following circumstances:

     o to allow the election inspector appointed for our Annual Meeting to certify the results of the vote;

     o as necessary to meet applicable legal requirements, including the pursuit or defense of a judicial action;

     o where we conclude in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots, or votes, or as to the accuracy of the tabulation of such proxies, ballots, or votes;

     o where a stockholder expressly requests disclosure or has made a written comment on a proxy;

     o where contacting stockholders by us is necessary to obtain a quorum, the names of stockholders who have or have not voted (but not how they voted) may be disclosed to us by the election inspector appointed for the Annual Meeting;

     o aggregate vote totals may be disclosed to us from time to time and publicly announced at the meeting of stockholders at which they are relevant; and in the event of any solicitation of proxies with respect to any of our securities by a person other than us of which solicitation we have actual notice.


STOCK OWNERSHIP

We encourage stock ownership by our directors, officers and employees to align their interests with the interests of stockholders. Management further believes this policy has played a significant role in the progress of our company and will, ultimately, lead to beneficial future returns for its stockholders. Management also offers incentives and fosters stock ownership by all of its employees through various measures, such as stock option grants, restricted stock awards, and participation in developing programs.

BOARD OF DIRECTORS

Director Selection

Bovie does not have any standing nominating committee or compensation committee. All candidates for the office of director are determined by the Board of Directors. Given Bovie's present size and organization and the increasing participation of the members of the Board in matters relating to expansion of markets for Bovie's business, development of new technologies and allocation of resources, attention has not previously been given to the formation of nominating or compensation committees. Each member of the Board of Directors participates in the consideration of director nominees. The Board of Directors consists of five members, two of which qualify as independent directors; as such terms are defined under the rules of the American Stock Exchange.

The Board of Directors has not adopted any policy, code or charter for its nominating process, but in keeping with the current legislative environment intends to establish, where practicable and necessary, such nominating committee and charter and compensation committee in the future. Presently, the Board considers them, especially skills and qualities of a potential director nominee with experience and expertise in the areas of finance, management and business as desirable qualities in a potential director nominee. The Board will consider nominees provided by a qualified security holder or holders representing at least 5% of Bovie's outstanding common stock, and that such shares were owned by the security holder making the nomination for at least one year prior to the nomination. See Other Business elsewhere in this proxy statement.

Management

The following table sets forth certain information as of the record date, regarding each of the executive officers and directors of the Company. The Company's Executive Officers and directors are as follows:

Name                    Position                               Director Since
-----                   ---------                              --------------
Andrew Makrides        Chairman or the Board,                  December, 1982
                       President, CEO& Director

J. Robert Saron        Director and President of               August, 1994
                       Aaron Medical Industries, Inc.

George W. Kromer, Jr.    Director                              October, 1995

Alfred V. Greco          Director                              April, 1998

Brian H. Madden          Director                              September, 2003

Moshe Citronowicz        Executive Vice-President
                         Chief Operating Officer                  -------

Charles Peabody          Chief Financial Officer,                 -------
                         Secretary- Treasurer

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors (the "Board") had four Special Meetings of the Board of Directors in 2003, each of which was attended by all directors, including telephonic meetings of the Board. In September 2003, an audit committee was established, consisting of Brian H. Madden and George W. Kromer, both of whom qualify as independent directors under the rules promulgated by the American Stock Exchange. The Board of Directors continues to manage Bovie's various stock option Plans and the participation activity requirements for each member of the Board are increasing as we are aggressively pursuing and implementing new marketing and other strategies. Due to the limited number of members and the increased degrees of activity of the Board of Directors (five) the Nominees, if elected, intends to consider establishment of Executive, and Compensation committees in accordance with the new legislation (Sarbanes- Oxley Act) and the procedures set forth in the Company's by-laws.

DIRECTORS' COMPENSATION

Directors' compensation is determined by the Board. Presently, the Board has not established a compensation committee nor does it have a standard policy regarding compensation of members of the Board of Directors. In the past, the Board has granted directors stock options and restricted common stock, in order to assure that the directors have an opportunity for and/or have an ownership interest in common with other stockholders. The Nominees, if elected, may require the Board or Compensation Committee, if and when established, among other things, to adopt a standard policy regarding compensation of members of the Board.

EXECUTIVE COMPENSATION

The following tables set forth the compensation paid to the executive officers of the registrant for the three years ended December 31, 2003:

                       Aggregated Option Exercises in Last
                  Fiscal Year and Fiscal Year End Option Values

                               Number of Value of
                             Unexercised Unexercised
                     Share                          Options         Options at
                    Acquired                     At Fiscal Year         Fiscal
                       On          Value            End (#)              Year
Name                Exercise (#)   Realized       Exercisable             End

Charles Peabody         --            --               85,000     $    117,250
Andrew Makrides         --            --              485,000        1,082,700
J. Robert Saron         --            --              505,000        1,145,350
Moshe Citronowicz       --            --              440,000          996,425
Alfred Greco            --            --              335,000          747,200
George Kromer           --            --              390,000          861,675
Other                   --            --            1,748,800        3,390,341
                      ----          ----            ---------        ---------
                        --            --            3,988,800      $ 8,340,941
                      ====          ====            =========        =========

The Price of the stock was $3.07 per share on December 31, 2003. The options with exercise price less than $3.25 were valued using Black-Scholes option pricing model at approximately $.05 per share.

In 2003, the Board of Directors adopted a resolution increasing the number of shares covered by Bovie's 2001 executive and employee stock purchase and option plan by a total of one million two hundred thousand (1,200,000) shares of common stock issuable upon exercise of options to be granted under the Plan. In 2003, the Board of Directors granted a total of 585,000 options to Executive Officers and Directors:

              George Kromer                                      85,000
              Alfred Greco                                       85,000
              Moshe Citronowicz                                 110,000
              Robert Saron                                      110,000
              Andrew Makrides                                   110,000
              Charles Peabody                                    60,000
              Brian Madden                                       25,000
                                                              ---------
                      Total                                     585,000
                                                              =========

Outside Directors are compensated in their capacities as Board members through option grants. Our Board of Directors presently consists of its Chairman, Andrew Makrides, J. Robert Saron, George W. Kromer, Jr., Alfred Greco and Brian Madden. For the past years, pursuant to a written agreement, Mr. Kromer has been retained by Bovie Medical Corporation as a business and management consultant on a month-to-month basis at an average monthly fee of $1,200. Mr. Greco is the owner-manager of Alfred V Greco PLLC, counsel to Bovie, to which Bovie paid legal fees of $73,646 during 2003. In May, 2004, Alfred V Greco PLLC became a partner of Sierchio Greco & Greco, LLP.

There have been no changes in the pricing of any options previously or currently awarded.

On January 3, 2004, we extended employment contracts with certain of our officers for two years. The following schedule shows all contracts and terms with officers of Bovie.

                   Bovie Medical Corporation December 31, 2003


                       *Contract       Expiration        Current        Auto
                         Date          Date(1)         Base Pay      Allowance

Andrew Makrides         01/01/98     12/31/2009(1)     $167,683       $ 6,310
J. Robert Saron         01/01/98     12/31/2009(1)      230,296         6,310
Moshe Citronowicz       01/01/98     12/31/2009(1)      158,637         6,310

-------------------

(1) Includes extensions of 2 years to each of the contracts for Messrs. Makrides, Saron and Citronowicz. Salaries increase annually pursuant to a contract formula. In the event of a change in control, each contract contains an option to each respective officer to resign and receive 3 years salary.

Security Ownership of Certain Beneficial Owners and Management of Bovie

The following table sets forth certain information as of December 31, 2003, with respect to the beneficial ownership of the Company's common stock by all persons known by the Company to be the beneficial owners of more than 5% of its outstanding shares, by officers and directors who own common stock and/or options to purchase common stock and by all officers and directors as a group.

                              Number of Shares                     Percentage
                                                    Nature of          of
  Name and Address          Title     Owned (i)     Ownership     Ownership (i)

Maxxim Medical Inc.         Common    3,000,000     Beneficial         17.2%
10300 49th Street, North
Clearwater, FL  33762

Directors and Officers

Andrew Makrides             Common    800,800(ii)   Beneficial          4.6%
734 Walt Whitman Road
Melville, NY  11746

George Kromer               Common    390,000(iii)  Beneficial          2.2%
P.O. Box 188
Farmingville, NY  11738

Alfred V. Greco             Common    386,500(iv)   Beneficial          2.2%
666 Fifth Avenue
New York, NY  10103

J. Robert Saron             Common    937,976(v)    Beneficial          5.3%
7100 30th Avenue North
St. Petersburg, FL 33710

Moshe Citronowicz           Common    614,591(vi)   Beneficial          3.5%
7100 30th Avenue North
St. Petersburg, FL 33710

Brian H. Madden             Common     50,000(vii)  Beneficial         0.01%
300 Garden City Plaza
Garden City, NY 11530

Officers and Directors as a group      3,304,867(viii)                 18.9%


(i) Based on 13,464,528 outstanding shares of Common Stock and 3,988,000 outstanding options to acquire a like number of shares of Common Stock as of December 31, 2003, of which officers and directors owned a total of 2,265,000 options and 989,867 shares at December 31, 2003.

(ii) Includes 485,000 shares reserved and underlying ten year options owned by Mr. Makrides to purchase shares of Common Stock of the Company. Exercise prices for his options range from $.50 for 155,000 shares to $3.25 for 25,000 shares.

(iii) Includes shares reserved pursuant to 390,000 ten year options owned by Mr. Kromer to purchase shares of the Company. Exercise prices for his options range from $.50 for 100,000 shares to $3.25 for 25,000 shares.

(iv) Includes 335,000 shares reserved pursuant to 10 year options exercisable at prices varying between $.50 per share for 100,000 shares up to $3.25 per share for 85,000 shares. Mr. Greco's wife an owner of 51,500 shares, gifted 20,000 of such shares to her recently married son and his wife, in May 2004.

(v) Includes 505,000 shares reserved pursuant to 10 year options owned by Mr. Saron, exercisable at prices ranging from $.50 per share for 75,000 shares, and $3.25 per share for 110,000 shares.

(vi) Includes 440,000 shares reserved pursuant to 10 year options owned by Mr. Citronowicz exercisable at prices ranging from $.50 for 75,000 shares to $3.25 for 25,000.

(vii) Includes 25,000 shares owned by Mr. Madden's wife in which Mr. Madden disclaims any interest, and options to purchase 25,000 shares at a price of $3.25 per share owned by Mr. Madden.


(viii) Includes 2,265,000 shares reserved for outstanding options owned by all Executive Officers and directors as a group. The last date options can be exercised is September 29, 2013.

Certain Relationships and Related Transactions

In 2003, the Executive Officers and directors were awarded a total of 400,000 and 185,000 options to purchase the Company's Common Stock at exercise prices of $.70 and $3.25 per share under the Company's 2003 Executive and Employee Stock Option Plan. See Remuneration

A director, Alfred V. Greco Esq. is the principal of Alfred V. Greco PLLC, the Company's counsel. Mr. Greco's firm received $73,646 and $59,303 in legal fees for the years 2003 and 2002, respectively. See "Security Ownership of Certain Beneficial Owners and Management."

A director, George Kromer also serves as a consultant to the Company with consulting compensation of $16,615 and $17,586 for 2003 and 2002, respectively.

Two relatives of the chief operating officer of the Company are employed by the Company. Yechiel Tsitrinovich, an engineering consultant received compensation for 2003 and 2002 of $46,978 and $77,150 respectively. The other relative, Arik Zoran, is an employee of the Company in charge of the engineering department. He has a two year contract providing for a salary of $90,000 per year plus living expenses and benefits. For 2003 he was paid 144,434 which includes living expenses and benefits. The Company is attempting at this time to secure a permanent work visa for Mr. Zoran.

Principal Accountant Fees And Services

The following table sets forth the aggregate fees billed to us for fiscal years ended December 31, 2003 and 2002 by Bloom & Co., LLP, our principal accountants and auditors:

                                                 2003              2002
                                                 ----              ----

   Audit Fees (1)                         $    110,669       $    96,308
   Non-Audit Fees:

   Audit Related Fees(2)                            --                --
   Tax Fees(3)                                   5,000             5,000
   All other Fees(4)                                --                --
                                              --------          --------
       Total Fees paid to Auditor          $   115,669       $   101,308
                                              ========          ========


(1) Audit fees consist of fees billed for professional services rendered for the audit of Bovie's annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Bloom & Co., LLP in connection with statutory and regulatory filings or engagements; such fees constituted 95.7% of total billings to Bovie during fiscal year ended December 31, 2003.

(2) Audit-Related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Bovie's consolidated financial statements and are not reported under "Audit Fees".

(3) Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning (domestic and international). These services include assistance regarding federal, state and international tax compliance, acquisitions and international tax planning and constituted 4.3% of total billings by independent accountant during the fiscal year ended December 31, 2003.

(4) All other fees consist of fees for products and services other than the services reported above. In the past the board of directors had considered the role of Bloom & Co., LLP in providing certain tax services to Bovie and had concluded that such services were compatible with Bloom & Co., LLP's independence as our auditors. In addition, since the effective date of the SEC rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved (which was previously done by the Board of Directors). Now the Audit Committee will pre-approve all audit and permissible non-audit services provided by the independent auditors.

The independent auditor performed all services through full time employees of the independent auditor. Except for audit related and tax related fees for services, no other fees were paid to Bloom & Co., LLP during fiscal year ended December 31, 2003.

The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors, pursuant to which it may pre-approve any service consistent with applicable law, rules and regulations. Under the policy, the Audit Committee may also delegate authority to pre-approve certain specified audit or permissible non-audit services to one or more of its members, including the Chairman. A member to whom pre-approval authority has been delegated must report its pre-approval decisions, if any, to the Audit Committee at its next meeting, and any such pre-approvals must specify clearly in writing the services and fees approved. Unless the Audit Committee determines otherwise, the term for any service pre-approved by a member to whom pre-approval authority has been delegated is twelve months.

Audit Committee

The primary purpose of the Audit Committee is to assist the Board of Directors in its oversight of the Company's accounting and financial reporting processes and the audits of the financial statements. The Company's management is responsible for the preparation, presentation and integrity of the Company's financial statements, and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditor is responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee was established in September 2003 and held one meeting to date. The Audit Committee, as established:

o reviews and reassesses the formal written charter of the Audit Committee on an annual basis;

o reviews the integrity of the Company's financial statements, financial reporting process and systems of internal controls regarding accounting, finance, and legal compliance;

o reviews the qualifications and performance of the independent auditor and internal auditing process;

o provides a means of communication among the independent auditor, management and the Board of Directors;

o prepares the report of the Audit Committee that SEC rules require to be included in the Company's annual proxy statement;

o reviews and discusses with management and the independent auditor the annual audited financial statements and quarterly financial statements;

o appoints, compensates, retains and oversees the work of the registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit services for the fiscal year;

o communicates with the independent auditor about the scope and results of their audit examination and fees related to such work;

o communicates with accounting and financial management to review the internal audit activities, discuss the accounting practices and procedures, and review the adequacy of the accounting and control systems;

o reviews the audit schedule and considers any issues raised by its members, the independent auditor retained to audit the financial statements of the Company, the legal staff or management;

o reviews the independence of the independent auditor, and the range of audit, and non-audit, if any, services provided and fees charged by the independent auditor;

o pre-approves all audit and permissible non-audit services provided by the independent auditors

o manages the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or audit matters and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters;

o discusses certification of the financial reports by the Principal Executive Officer and Chief Financial Officer.

A copy of the Audit Committee Charter is annexed to this proxy statement as Appendix 1.

                                 OTHER BUSINESS

Stockholder Proposals for Inclusion in Proxy Statement

Pursuant to the Company's policy, stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the Company's next annual meeting of stockholders. To be eligible for inclusion in the Company's 2005 Proxy Statement, a stockholder's proposal must be received by the Company no later than December 28, 2004 and must otherwise comply with Rule 14a-8 under the Exchange Act.

Stockholder Proposals for Annual Meeting

For business to be properly brought before an annual meeting by a stockholder, in addition to any other applicable requirements, timely notice of the matter must be first given to Bovie. To be timely, written notice must be received by Bovie at its Melville, N.Y. office by the deadline in last year's proxy statement. If the proposal is submitted for a regularly scheduled annual meeting, the proposal must be received at Bovie's principal executive offices not less than 120 calendar days before the date of the Company's proxy statement released to shareholders in connection with the previous year's annual meeting; or (b) if the date of this year's annual meeting has been changed by more than 30 days from the date of the previous year's meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials. While the Board of Directors will consider stockholder proposals, the Company reserves the right to omit from the Company's 2005 Proxy Statement stockholder proposals that it is not required to include under federal regulations.

Stockholder Nominations of Directors

The Board of Directors adopted, as part of the director selection process, a policy for director selection, which includes consideration of potential director nominees recommended by stockholders. The Board will identify, evaluate and select potential director nominees, including nominees recommended by you, using qualitative standards and certain procedures, as described under the Board of Directors, Director Selection above, for recommendation to the Board of Directors for selection. Any stockholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if timely written notice of such stockholder's intent to make such nomination is given, either by personal delivery or United States mail, postage prepaid, to Mr. Andrew Makrides, President, Bovie Medical Corporation, 734 Walt Whitman Road, Suite 207, Melville, NY 11747. Refer to the section entitled the Board of Directors, Director Selection beginning on page 4 for more information.

Costs of Solicitation

Bovie is making this solicitation of proxies and is responsible for the payment of all expenses incurred in connection with the solicitation. Management estimates that the cost of solicitation of proxies will be approximately $20,000 to be incurred solely by Bovie.


                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

The Board of Directors has nominated all of the current directors for re-election at the Annual Meeting. All directors serve until the next Annual
Meeting of stockholders or until their successors are duly elected and qualified.

THE NOMINEES

The following section gives information - provided by the nominees - about their principal occupation, business experience and other matters.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE FOLLOWING NOMINEES.

ANDREW MAKRIDES

J. ROBERT SARON

ALFRED V. GRECO

GEORGE W. KROMER, JR.

BRIAN H. MADDEN

Andrew Makrides, age 62, Chairman of the Board of Directors, President, and Chief Executive Officer, received a Bachelor of Arts degree in Psychology from Hofstra University and a Doctor of Jurisprudence JD Degree from Brooklyn Law School. He is a member of the Bar of the State of New York and practiced law from 1968 until joining Bovie Medical Corporation as Executive Vice President and director, in 1982. Mr. Makrides became President of the Company in 1985 and the CEO in December 1998 and has served as such to date.

J.  Robert  Saron,  age 51,  Director,  holds a  Bachelors  degree in Social and
Behavioral Science from the University of South Florida. From 1988 to present Mr. Saron has served as a president and director of Aaron Medical Industries, Inc. ("Aaron"), a wholly owned subsidiary of Bovie, among other things, as Bovie's marketing subsidiary. Mr. Saron served as CEO and chairman of the Board of the Company from 1994 to December 1998. Mr. Saron is presently the President of Aaron and a member of the Board of Directors of the Company.

A1fred V. Greco, Esq., age 68, Director, is the principal of Alfred V. Greco, PLLC, and has been counsel to the Company since its inception. Mr. Greco is a member of the Bar of the State of New York and has been engaged in the practice of law for the past 35 years in the City of New York. The main focus of Mr. Greco's experience for the past 30 years has been in the area of corporate and securities law during which he has represented a large number of public companies, executives, securities brokerage firms and registered representative and has developed a broad range of experience in administrative, regulatory and legal aspects of companies whose securities are publicly held. Mr. Greco graduated from Fordham University School of Law with a Doctor of Jurisprudence
(JD) Degree, in July 1960. He was admitted to the New York State Bar in March 1961.

George W. Kromer, Jr., age 63, filled a vacancy on the Board of Directors and became a director on October 1, 1995. Mr. Kromer has in the past served as a Senior Financial Correspondent for "Today's Investor" and has been employed as a consultant by a number of companies, both private and public. Bovie Medical Corporation has also retained Mr. Kromer as a consultant in addition to his capacity as a director. He received a Master's Degree in 1976 from Long Island University in Health Administration. He was engaged as a Senior Hospital Care Investigator for the City of New York Health & Hospital Corporation from 1966 to 1986. He also holds a Bachelor of Science Degree from Long Island University's Brooklyn Campus and an Associate in Applied Science Degree from New York City Community College, Brooklyn, New York.

Brian H. Madden, age 50, joined the Board of Directors in September 2003. He is an officer and principal owner of Liberty Title Agency LLC, a non-affiliated, privately owned full service title insurance agency located in Garden City, N.Y. He also serves on a number of non-affiliated professional, charitable and civic organizations including, among others, the New York State Land Title Association, National Federation of Independent Businesses, Long Island Children's Museum, SUNY Old Westbury Foundation, and Our Lady of Consolation Nursing Home. Mr. Madden is a member of our recently formed Audit Committee. He graduated Iona College with a BBA Degree in 1976.

                                  PROPOSAL TWO

                      RATIFICATION OF SELECTION OF AUDITORS


The Board of Directors has selected BLOOM & COMPANY, ("BLOOM") as the independent auditors of Bovie for fiscal year ending December 31, 2004. BLOOM has served as the independent auditors of the Company since 1983. Arrangements have been made for a representative of BLOOM to attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate stockholder questions. The selection of BLOOM as the Company's auditors must be ratified by a majority of the votes cast at the Annual Meeting. BLOOM is a member of the Securities and Exchange Division of the American Institute of Certified Public Accountants ("AICPA") duly authorized to perform audits of SEC registrants. The firm is current with its peer review system and has maintained an unqualified quality control status since the inception of the peer review system established by the AICPA.

Audit Fees. The aggregate fees billed for professional services rendered for the audit of our financial statements for the fiscal year ended December 31, 2003 and the review of the Company's financial statements included in our quarterly filings on Form 10QSB during that fiscal year were $115,669. There were no other fees paid for other services performed by Bloom &Company or its employees.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF BLOOM & CO., LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2004.


                                   APPENDIX I


                             AUDIT COMMITTEE CHARTER


(Printed Name) (As Registered)
(Address)
 Date

                            BOVIE MEDICAL CORPORATION
                                      PROXY

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 18, 2004 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of Notice of Annual Meeting of Stockholders and Proxy Statement of Bovie Medical Corporation in connection with the 2004 Annual Meeting to be held on August 18, 2004, and appoints Andrew Makrides and George W. Kromer, Jr., or either of them, Proxy with power of substitution, for and in the name of the undersigned, and hereby authorizes each or either of them to represent and to vote, all the shares of common stock of Bovie Medical Corporation, a Delaware corporation ("Company"), that the undersigned would be entitled to vote at the Company's Annual Meeting of Stockholders ("Annual Meeting") on August 18, 2004 and at any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting, hereby revoking any Proxy heretofore given. The Proxies are further authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting. This proxy will be voted as specified. If no direction is made, this proxy will be voted in favor of all proposals.

THE BOARD RECOMMENDS A VOTE "FOR" EACH NOMINEE AND FOR PROPOSAL 2.
1. Election of Directors (check one box only)
FOR [   ]           AGAINST [   ]


EACH NOMINEE LISTED:

Andrew Makrides

J. Robert Saron

Alfred V Greco

George W. Kromer, Jr.

Brian Madden

(Instruction: To withhold authority to vote for any nominee, circle that nominee's name in the above list)



(Continued and to be signed and dated on reverse side)


(Back of Proxy)

PROXY
(Please sign and date below)

2. To ratify the selection of BLOOM & CO., LLP as independent auditors for the Company. FOR [ ] AGAINST [ ] ABSTAIN [ ]

I (We) will[ ] will not [ ] attend the meeting in person.

Dated:_________________________, 2004

--------------------------
(Please Print Name)

-------------------------
(Signature of Stockholder) (Title, if applicable)

---------------------------
(Please Print Name)


-------------------------------
(Signature of Stockholder) (Title, if applicable)





NOTE:  PLEASE SIGN YOUR NAME OR NAMES EXACTLY AS SET FORTH  HEREON.  FOR JOINTLY
OWNED SHARES, EACH OWNER SHOULD SIGN. IF SIGNING AS ATTORNEY, EXECUTOR, COMMITTEE, TRUSTEE OR GUARDIAN, PLEASE INDICATE THE CAPACITY IN WHICH YOU ARE ACTING. PROXIES EXECUTED BY CORPORATIONS SHOULD BE SIGNED BY A DULY AUTHORIZED OFFICER. PLEASE DATE AND SIGN THIS PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.